EXHIBIT 3.1

CERTIFICATE OF AMENDMENT
OF
THE ARTICLES OF INCORPORATION
OF
AMERICAN RIVER BANKSHARES

David T. Taber and Mitchell A. Derenzo certify that:

          1.          They are the President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer, respectively, of American River Bankshares, a California corporation.

          2.          Article Three of the Articles of Incorporation of American River Bankshares is amended in its entirety to read as follows:

               “Three: Authorized Stock.

The corporation is authorized to issue two classes of shares designated “Common Stock,” and “Preferred Stock,” respectively. The number of shares of Common Stock authorized to be issued is 20,000,000, and the number of shares of Preferred Stock authorized to be issued is 10,000,000. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.”

          3.          The amendment herein set forth has been duly approved by the board of directors of American River Bankshares.

          4.          The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 5,797,533. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50 percent.

/s/ David T. Taber

David T. Taber
President and Chief Executive Officer

/s/ Mitchell A. Derenzo

Mitchell A. Derenzo
Executive Vice President and Chief Financial Officer

          David T. Taber and Mitchell A. Derenzo declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

Dated: May 27, 2009	/s/ David T. Taber

David T. Taber
President and Chief Executive Officer

/s/ Mitchell A. Derenzo

Mitchell A. Derenzo
Executive Vice President and Chief Financial Officer

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
AMERICAN RIVER BANKSHARES

David T. Taber and Mitchell A. Derenzo certify that:

          1.     They are the President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer, respectively, of American River Bankshares, a California corporation.

          2.     Article Seven of the articles of incorporation of American River Bankshares is amended to delete Article Seven in its entirety.

          3.     The amendment herein set forth has been duly approved by the board of directors of American River Bankshares.

          4.     The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 5,531,528. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50 percent.

/s/ David T. Taber

David T. Taber
President and Chief Executive Officer

/s/ Mitchell A. Derenzo

Mitchell A. Derenzo
Executive Vice President and
Chief Financial Officer

          David T. Taber and Mitchell A. Derenzo declare under penalty of perjury under the laws of the State of California that they have read the forgoing certificate and know the contents thereof and that the same is true of their own knowledge.

Dated: May 22, 2008	/s/ David T. Taber

David T. Taber
President and Chief Executive Officer

/s/ Mitchell A. Derenzo

Mitchell A. Derenzo
Executive Vice President and
Chief Financial Officer

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
AMERICAN RIVER HOLDINGS

David T. Taber and Mitchell A. Derenzo certify that:

          1.     They are the President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer, respectively, of American River Holdings, a California corporation.

          2.     Article One of the articles of incorporation of American River Holdings is amended to read as follows:

                  “The name of the corporation is American River Bankshares.”

          3.     The amendment herein set forth has been duly approved by the board of directors of American River Holdings.

          4.     The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation as of the Record Date, April 8, 2004, was 4,212,981. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50 percent.

/s/ David T. Taber

David T. Taber
President and Chief Executive Officer

/s/ Mitchell A. Derenzo

Mitchell A. Derenzo
Executive Vice President and
Chief Financial Officer

          David T. Taber and Mitchell A. Derenzo declare under penalty of perjury under the laws of the State of California that they have read the forgoing certificate and know the contents thereof and that the same is true of their own knowledge.

Dated: May 20, 2004	/s/ David T. Taber

David T. Taber
President and Chief Executive Officer

/s/ Mitchell A. Derenzo

Mitchell A. Derenzo
Executive Vice President and
Chief Financial Officer

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
AMERICAN RIVER HOLDINGS

David T. Taber and Mitchell A. Derenzo certify that:

          1.          They are the President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer, respectively, of American River Holdings, a California corporation (“ARH”).

          2.          Article Three of the articles of incorporation of ARH is amended to read as follows:

The corporation is authorized to issue only one class of shares of stock, “Common Stock,” and the total number of shares which the corporation is authorized to issue is 20,000,000. Upon the amendment of this article, each outstanding share of Common Stock is split into 1.5 shares.

          3.          The amendment herein set forth has been duly approved by the board of directors of ARH.

          4.          The foregoing amendment may be adopted by approval of the board of directors alone pursuant to Section 902(c) of the California Corporations Code, since the corporation has only one class of shares outstanding and the amendment effects only a stock split.

/s/ David T. Taber

David T. Taber
President and Chief Executive Officer

/s/ Mitchell A. Derenzo

Mitchell A. Derenzo
Executive Vice President and
Chief Financial Officer

          David T. Taber and Mitchell A. Derenzo declare under penalty of perjury under the laws of the State of California that they have read the forgoing certificate and know the contents thereof and that the same is true of their own knowledge.

Dated: September 14, 2003	/s/ David T. Taber

David T. Taber
President and Chief Executive Officer

/s/ Mitchell A. Derenzo

Mitchell A. Derenzo
Executive Vice President and
Chief Financial Officer

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
AMERICAN RIVER HOLDINGS
a California Corporation

David T. Taber and Mitchell Derenzo certify that:

1.	They are the duly elected and acting President and Chief Executive Officer and Chief Financial Officer, respectively of said corporation.

2.	The Articles of Incorporation of said corporation shall be amended by adding thereto a new Article Seven and Article Eight which shall read as set forth below:

“Seven: Classified Board of Directors.

(a) The number of directors which shall constitute the whole board of directors of this corporation shall be specified in the bylaws of the corporation.

(b)

In the event that the authorized number of directors shall be fixed at nine (9) or more, the board of directors shall be divided into three classes: Class I, Class II, and Class III, each consisting of a number of directors equal as nearly as practicable to one-third the total number of directors. Directors in Class I shall initially serve for a term expiring at the 2001 annual meeting of shareholders, directors in Class II shall initially serve for a term expiring at the 2002 annual meeting of shareholders, and directors in Class III shall initially serve for a term expiring at the 2003 annual meeting of shareholders. Thereafter, each director shall serve for a term ending at the third annual shareholders meeting following the annual meeting at which such director was elected. In the event that the authorized number of directors shall be fixed with at least six (6) but less than nine (9), the board of directors shall be divided into two classes, designated Class I and II, each consisting of one-half of the directors or as close as an approximation as possible. At each annual meeting, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the second annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified. The foregoing notwithstanding, each director shall serve until his or her successor shall have been duly elected and qualified, unless he or she shall resign, die, become disqualified or disabled, or shall otherwise be removed.

(c)

At each annual election, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed unless, by reason of any intervening changes in the authorized number of directors, the board of directors shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality in the number of directors among the classes. When the board of directors fills a vacancy resulting from the resignation, death, disqualification or removal of a director, the director chosen to fill that vacancy shall be of the same class as the director he or she succeeds, unless, by reason of any previous changes in the authorized number of directors, the board of directors shall designate the vacant directorship as a directorship of another class in order more nearly to achieve equality in the number of directors among the classes.

(d)

Notwithstanding the rule that the classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such will nevertheless continue as a director of the class of which he or she is a member, until the expiration of his current term or his or her earlier resignation, death, disqualification or removal. If any newly created directorship or vacancy on the board of directors, consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, may be allocated to one or two or more classes, the board of directors shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.”

“Eight: Cumulative Voting.

No holder of any class of stock of the corporation shall be entitled to cumulative votes in common in connection with any election of directors of the corporation.”

3.	The foregoing amendments have been duly approved by the Board of Directors of said corporation.

4.         The amendments herein set forth have been duly approved by the required vote of the shareholders in accordance with Section 902 of the Corporations Code. The corporation has only one class of shares outstanding and the number of outstanding shares is 1,793,274. The number of shares voting in favor of the amendments equaled or exceeded the vote required. The percentage vote required for the approval of the amendments herein set forth was more than 50%.

5.         The corporation is a listed corporation with outstanding securities designated as qualified for trading as a national market system security on the National Association Quotation System (or any successor national market system) within the meaning of Section 301.5(d) of the Corporations Code.

            We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct to our knowledge.

Dated: December 1, 2000	/s/ David T. Taber

David T. Taber
President and Chief Executive Officer

/s/ Mitchell A. Derenzo

Mitchell A. Derenzo
Chief Financial Officer

AMERICAN RIVER HOLDINGS

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION

The undersigned, David T. Taber and Patricia Thaxter, certify that:

1.	They are the president and the assistant corporate secretary, respectively, of American River Holdings, a California corporation.

2.	Article 3 (three) of the Articles of Incorporation of this corporation is amended to read as follows:

The corporation is authorized to issue only one class of shares of stock, “Common Stock,” and the total number of shares which the corporation is authorized to issue is 20,000,000. Upon the amendment of this article, each outstanding share of Common Stock is split into 1.50 shares.

3.	The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors at their regular meeting held April 21, 1999.

4.	The corporation has only one class of shares outstanding and the amendment affects only a stock split.

/s/ DAVID T. TABER	/s/ PATRICIA THAXTER

David T. Taber	Patricia Thaxter
President	Assistant Corporate Secretary
Chief Executive Officer

Dated: May 7, 1999

David T. Taber and Patricia Thaxter further declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate, and know the contents thereof and that the same is true of their own knowledge.

/s/ DAVID T. TABER	/s/ PATRICIA THAXTER

David T. Taber	Patricia Thaxter

Dated May 7, 1999

ARTICLES OF INCORPORATION
OF
AMERICAN RIVER HOLDINGS

          ONE: NAME

          The name of the corporation is:

               American River Holdings

          TWO: PURPOSE

          The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporations Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

          THREE: AUTHORIZED STOCK

          The corporation is authorized to issue only one class of shares of stock, designated “Common Stock,” and the total number of shares which the corporation is authorized to issue is 20,000,000.

          FOUR: DIRECTOR LIABILITY

          The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

          FIVE: INDEMNIFICATION

          The corporation is authorized to indemnify its agents (as defined from time to time in Section 317 of the California Corporations Code) to the fullest extent permissible under California law. Any amendment, repeal or modification of the provisions of this Article shall not adversely affect any right or protection of an agent of the corporation existing at the time of such amendment, repeal or modification.

          SIX: AGENT FOR SERVICE OF PROCESS

          The name and address in this State of this corporation’s initial agent for service of process is:

Gary Steven Findley
1470 North Hundley Street
Anaheim, California 92806

          IN WITNESS WHEREOF, for the purpose of forming this corporation under the laws of the State of California, the undersigned, constituting the incorporator of this corporation, has executed these Articles of Incorporation.

Dated: January 23, 1995

/s/ Gary Steven Findley

Gary Steven Findley

          I hereby declare that I am the person who executed the foregoing Articles of Incorporation, which execution is my act and deed.

/s/ Gary Steven Findley

Gary Steven Findley